                    Supplement dated November 27, 2002 to the
                      Prospectus dated January 28, 2002 of

    The Rockland Small Cap Growth Fund, a series of the Rockland Funds Trust

The Prospectus is amended as follows:

     I.   The information  under the heading FUND FEES AND EXPENSES on page 5 is revised  such  that  the  entry  "NONE"  across  from  the  subheading
          `Redemption Fee' is replaced with "1%" with a footnote indicating that the redemption fee is effective January 28, 2003.

     II.  The  information  under the heading HOW TO REDEEM SHARES  beginning on page 9 is  revised  such  that the  following  paragraph  is  inserted between the paragraphs  with  subheadings  "Signature  Guarantees" and
          "Termination of Accounts" on page 10:

          Effective January 28, 2003, a 1% fee will be imposed on redemptions of shares of the Fund  that are made  within  30 days of  acquisition  through purchase or  exchange.  For  purposes  of  calculating  the 30-day  holding period,  the Fund will  employ  the "first in,  first  out"  method,  which assumes  that the  shares  redeemed  or  exchanged  are the  ones  held the longest.  This redemption fee does not apply to redemptions from 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans) or Fund redemptions under the Fund's systematic  withdrawal program.
     The redemption fee is retained by the Fund to help defray  transaction  and tax costs that long-term  investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions.

                Please keep this supplement for future reference.